UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

Tingo Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3,

Montvale, New Jersey 07645

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.001 par value	TIO	Nasdaq Capital Market

EXPLANATORY NOTE

This Amendment No. 2 (“Amendment No. 2”) on Form 8-K/A amends the Form 8-K/A (“Amendment No. 1”) filed by Tingo Group, Inc. (“Tingo”) on February 9, 2023, which amended and supplemented the Form 8-K filed on December 15, 2021 (the “Original Form 8-K”). This Amendment No. 2 provides certain consents by the independent registered public accounting firms to the incorporation by reference in the Registration Statements of Tingo of their reports to the financial statements of Tingo, Inc. and Tingo Mobile Ltd appearing in Amendment No. 1, as required by Item 9.01 of Form 8-K.

The consent of independent registered public accounting firm Gries and Associates, LLC is filed as Exhibit 23.1 and the consent of independent registered public accounting firm Olayinka Oyebola & Co. is filed as Exhibit 23.2. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-K, as amended by Amendment No. 1. The information previously reported in or filed with the Original Form 8-K, as subsequently amended and supplemented, is hereby incorporated by reference into this Amendment No. 2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Gries and Associates, LLC.

23.2	Consent of Olayinka Oyebola & Co.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tingo Group, Inc.

Date: May 9, 2023	By:	/s/ Darren Mercer
Name: Darren Mercer
Title: Chief Executive Officer

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